UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03055

T. Rowe Price Tax-Exempt Money Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2019

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Tax-Exempt Money Fund	August 31, 2019
PTEXX	Investor Class
TERXX	I Class

Beginning on January 1, 2021, as permitted by SEC regulations, paper copies of the T. Rowe Price funds’ annual and semiannual shareholder reports will no longer be mailed, unless you specifically request them. Instead, shareholder reports will be made available on the funds’ website (troweprice.com/prospectus), and you will be notified by mail with a website link to access the reports each time a report is posted to the site.

If you already elected to receive reports electronically, you will not be affected by this change and need not take any action. At any time, shareholders who invest directly in T. Rowe Price funds may generally elect to receive reports or other communications electronically by enrolling at troweprice.com/paperless or, if you are a retirement plan sponsor or invest in the funds through a financial intermediary (such as an investment advisor, broker-dealer, insurance company, or bank), by contacting your representative or your financial intermediary.

You may elect to continue receiving paper copies of future shareholder reports free of charge. To do so, if you invest directly with T. Rowe Price, please call T. Rowe Price as follows: IRA, nonretirement account holders, and institutional investors, 1-800-225-5132; small business retirement accounts, 1-800-492-7670. If you are a retirement plan sponsor or invest in the T. Rowe Price funds through a financial intermediary, please contact your representative or financial intermediary or follow additional instructions if included with this document. Your election to receive paper copies of reports will apply to all funds held in your account with your financial intermediary or, if you invest directly in the T. Rowe Price funds, with T. Rowe Price. Your election can be changed at any time in the future.

T. ROWE PRICE TAX-FREE FUNDS

HIGHLIGHTS

■	Tax-free municipal bond returns were positive for the six-month period ended August 31, 2019, as falling interest rates, coupled with supply and demand imbalances, supported the asset class.

■	T. Rowe Price Tax-Free Funds delivered positive overall returns and generally performed in line with their peer group benchmarks.

■	We continue to prefer revenue bonds over general obligation (GO) debt as we believe revenue-backed sectors are largely insulated from the pension and other post-employment benefit (OPEB) funding challenges affecting many state and local GO borrowers.

■	The muni market continues to assess the long-term impact of the tax reform law passed in December 2017, but we believe muni fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class.

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CIO Market Commentary

Dear Shareholder

Despite rising concerns about tariffs and slower global growth, financial markets delivered generally solid returns in the first half of your fund’s fiscal year, the six months ended August 31, 2019. The large-cap S&P 500 Index reached a record high, and bonds produced strong returns as yields tumbled. However, a strengthening U.S. dollar weighed on returns for U.S. investors in foreign securities.

The period was highlighted by the first Federal Reserve rate cut since 2008. At the end of July, after signaling a shift to a more dovish outlook earlier in the year, Fed policymakers cut their benchmark short-term lending rate by a quarter-point, to a range of 2.00% to 2.25%. In another accommodative gesture, the central bank policymakers announced the end of balance sheet reduction two months earlier than previously planned.

Along with below-target inflation in the U.S., the Fed cited concerns about the impact of decelerating global growth. A slowdown in manufacturing activity was especially notable in Germany, a range of economic indicators in China trended downward through the summer, and waning demand from its trading partners weighed on Japan’s exports.

In contrast, the U.S. economy remained generally healthy during the period. Job growth continued, helping keep the unemployment rate near a 50-year low; wage growth quickened; and consumer demand remained strong. However, manufacturing weakened as it did overseas. The Institute for Supply Management’s gauge of manufacturing activity for August indicated a contraction for the first time since 2016.

Corporate earnings growth declined in the first half of 2019, but, according to FactSet, second-quarter earnings reports for the S&P 500 generally exceeded expectations, helping support stock returns. The S&P 500 reached a record high near the end of July, driven by anticipation of the impending Fed rate cut and optimism for progress in U.S.-China trade talks.

However, the mood quickly shifted on August 1, when President Donald Trump announced that the U.S. would impose a 10% tariff on the roughly $300 billion in Chinese imports not currently facing duties. The news led to the stock market’s biggest intraday plunge since May, and stocks tumbled again when China allowed the yuan to fall below a key threshold with the dollar, raising concerns the trade war was expanding into a currency war.

Despite the August downturn, most U.S. equity benchmarks finished the six-month period with positive results. Large-cap stocks outperformed small-caps, which fell for the period, and growth stocks solidly outperformed value shares.

August’s trade concerns helped spark a rally in safe-haven securities such as U.S. Treasuries. The yield on the 30-year Treasury bond hit a record low in August, falling below the 2% mark for the first time, and the benchmark 10-year Treasury note’s yield fell to its lowest level since 2016. Despite being at or near record lows, Treasuries offered higher yields than many foreign markets, where bond yields were in negative territory. (Bond prices and yields move in opposite directions.)

Yields of shorter-maturity Treasuries did not fall as much, leading to a brief inversion of the closely watched two-year/10-year portion of the yield curve—meaning the shorter-maturity security was yielding more than the longer-maturity Treasury.

Municipal bonds produced solid results but lagged the Treasury rally for the period. Longer-term muni yields reached all-time lows as cash flowed into the muni asset class at a record pace, and the supply of bonds remained below historical averages. Fundamentals were also positive as higher-than-expected tax revenue eased fiscal concerns in some states. Strong demand for higher-yielding securities, such as Puerto Rico debt and high yield tobacco bonds, helped lower-quality munis outperform higher-quality debt. High yield Puerto Rico bonds were especially strong as federal aid has helped stabilize the commonwealth’s finances in the near term.

As of this writing, the global outlook has improved somewhat, and recent signals from the U.S. and China have been more conciliatory, with the two sides scheduled to resume trade talks. Nonetheless, we will keep a close eye on the continuing trade war and other key developments. I am confident that our disciplined fundamental research and strategic investing approach will continue to serve our shareholders well.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

TAX-EXEMPT MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Exempt Money Fund returned 0.61% for the six-month period ended August 31, 2019, which was in line with the 0.63% return for the Lipper Tax-Exempt Money Market Funds Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve adopted an accommodative policy stance over the period, shifting away from a neutral approach at the beginning of 2019. At its July 30–31 meeting, the Federal Open Market Committee (FOMC) voted to lower the fed funds target range by a quarter percentage point to 2.00%–2.25%, marking the central bank’s first cut since 2008. In a public statement after the meeting, Fed Chair Jerome Powell affirmed a prior pledge to “act as appropriate” to sustain the economic expansion, which, in the context of weakening economic data, was perceived by market participants as a signal of potentially more rate cuts in 2019.

In addition to the accommodative shift in monetary policy, supply constraints and solid demand contributed to the downward movement in short-term municipal interest rates during the period. Demand for muni money market securities from separately managed accounts and muni bond funds exerted pressure on supply as muni bond portfolios received historically high levels of cash inflows during the period.

Yields on variable rate demand notes (VRDNs)—an important source of liquidity and stable value—averaged 1.55% versus 1.57% in the prior six-month period. Longer-term tax-exempt money market rates decreased more sharply, and the yield for securities with one-year maturities—currently at 1.16%—fell by 58 basis points during the same time frame. (One hundred basis points equal one percentage point.)

How is the fund positioned?

We sustained an overweight allocation to commercial paper with maturities within 90 days and an underweight allocation to VRDNs (with one- to seven-day maturities). As a result of this strategy, the weighted average maturity of the fund, at 48 days as of August 31, 2019, was longer than that of its peer group. By overweighting the shorter end of the yield curve, we believe we possess greater flexibility to respond to interest rate changes or adjustments in supply and demand dynamics, such as an uptick in new issuance or a reversal of flows.

As always, we continued to rely on our thorough, fundamental research in the individual credit selection process, consistent with the fund’s objective. The fund maintained prominent positions in the health care sector, holding names such as Christiana Care Health Services Inc., Houston Methodist Hospital, and Providence St. Joseph Health Obligated Group. We also notably increased our exposure to higher-quality local GO debt, adding names such as Baltimore County, MD. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

What is portfolio management’s outlook?

With the Fed widely expected to maintain its accommodative policy stance, we anticipate that current conditions in the tax-exempt money market will remain largely intact for the rest of the year. Supply and demand imbalances are expected to persist, thus limiting any increase in yields. However, should interest rate sentiment or supply and demand conditions suddenly shift, our existing positioning in VRDNs and commercial paper should allow us to quickly and appropriately respond. As always, we remain committed to managing a high-quality, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our shareholders.

TAX-FREE SHORT-INTERMEDIATE FUND

INVESTMENT OBJECTIVE

The fund seeks to provide, consistent with modest price fluctuation, a high level of income exempt from federal income taxes by investing primarily in short- and intermediate-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Short-Intermediate Fund returned 2.46% for the six-month period ended August 31, 2019, underperforming the Lipper Short-Intermediate Municipal Debt Funds Average, which returned 3.27%. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve’s shift to a dovish policy approach, evidenced by a quarter-percentage-point rate cut at the FOMC’s July 30–31 meeting, pushed yields lower over the period. By the end of August, municipal and Treasury yields had fallen to near record lows amid concerns of a global growth slowdown and retaliatory policy measures in the U.S.-China trade dispute, leading market participants to hold high expectations for further Fed rate cuts.

Favorable technical conditions of record demand and constrained supply persisted throughout the period, buoying the broad municipal bond market. The end of the reporting period marked 34 consecutive weeks of positive net inflows into muni bond funds. Although historically low rates prompted a modest uptick in issuance near the end of the reporting period, year-to-date supply remained muted by historical standards.

Within the fund, credit selection modestly detracted from performance during the six-month period, due namely to our selections within state and local GO bonds. Specifically, our conservative GO exposure to states and municipalities with better-funded pension systems, such as Florida and Minnesota, held back returns as market participants with exposure to lower-quality GO debt were rewarded for their higher risk appetites. Asset allocation within revenue bonds, particularly our modest overweight to the industrial revenue sector and underweight to the water and sewer sector, contributed to the fund’s performance. As yields declined across the curve over the period, performance was also aided by our slightly longer duration positioning relative to the Bloomberg Barclays 1–5 Year Blend (1–6 Year Maturity) Index.

How is the fund positioned?

The fund’s largest overweight allocations in both absolute and relative terms continued to be in the revenue-backed health care and transportation sectors, where we remain confident in applying our fundamental credit research strengths and deep knowledge of the sectors to earn incremental yield. We added exposure to health care revenue bonds, purchasing names such as Banner Health Obligated Group and Inova Health Systems. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Although we strongly favor revenue-backed sectors over GO debt, it is increasingly difficult to find revenue bond opportunities within the short-intermediate municipal market. As such, our underweight to state and local GO bonds remained more modest than for our longer-term municipal funds. Our GO allocation was largely composed of bonds from state and local municipalities not facing large, near-term pension and OPEB funding problems.

Consistent with the fund’s orientation and our strategy of avoiding interest rate bets, we maintained our conservative duration positioning over the past six months. The fund’s weighted average duration—a key measure of interest rate volatility—was lowered modestly during the period from 2.83 years to 2.61 years as we sought to maintain an average close to that of the benchmark.

The fund’s overall credit quality was little changed since our last report. More than 80% of the fund’s assets were in the three highest investment-grade credit rating categories as shown in the Credit Quality Diversification pie chart. We maintained overweight positions in bonds with A and BBB credit ratings as we believe attractive opportunities for risk-adjusted yield exist within the lower-rated investment-grade portions of the market. The fund’s allocation to BB and below rated bonds slightly increased.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt overall remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. The Tax Cuts and Jobs Act passed in December 2017 has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers. Fundamentals for the asset class are generally sound.

Given uncertainties about the economic outlook and the increased likelihood of further rate cuts by the Fed, muni and Treasury yields may remain low in the coming months. The same global economic uncertainties, coupled with heightened geopolitical tensions, could spur demand for safe-haven assets such as municipal bonds.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

TAX-FREE INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term investment-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free Income Fund posted a solid, positive return of 6.43% for the six-month period ended August 31, 2019, versus 6.51% for the Lipper General & Insured Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

The Federal Reserve’s shift to a dovish policy approach, evidenced by a quarter-percentage-point rate cut at the FOMC’s July 30–31 meeting, pushed yields lower over the period. By the end of August, municipal and Treasury yields had fallen to near record lows amid concerns of a global growth slowdown and retaliatory policy measures in the U.S.-China trade dispute, leading market participants to hold high expectations for further Fed rate cuts.

Favorable technical conditions of record demand and constrained supply persisted throughout the period, buoying the broad municipal bond market. The end of the reporting period marked 34 consecutive weeks of positive net inflows into muni bond funds. Although historically low rates prompted a modest uptick in issuance near the end of the reporting period, year-to-date supply remained muted by historical standards.

The portfolio’s call structure was a headwind on performance as bonds with shorter-dated calls underperformed their longer-dated counterparts while rates declined over the six-month time period. Many of our holdings, though higher yielding at cost, now have short calls and high embedded gains, which we have studiously avoided realizing. Nonetheless, we believe many of these seasoned positions in the portfolio are excellent credits at attractive yields that have served our shareholders well over the long run. Credit selection, specifically in revenue-backed debt, as well as our yield curve management, aided performance. Investments within the higher-yielding health care and transportation sectors boosted returns, and many of these purchases were on the longer end of the yield curve. As longer-dated yields fell more than shorter yields during the period, our overweight to bonds with 20-year and 30-year maturities was an additional lift to relative results.

How is the fund positioned?

The fund’s credit quality was little changed since the annual report (February 28, 2019). We continued to overweight bonds with A and BBB credit ratings, as we believe these lower-rated portions of the investment-grade market present opportunities to apply our strong, fundamental credit research process to earn additional yield. Our exposure to below investment-grade (BB rated and below) and unrated bonds was modestly increased, which provided further credit quality diversification.

We maintained a strong preference for revenue bonds over GO debt. Growing pension and OPEB liabilities are already impacting budgets for many GO issuers, crowding out other spending priorities, and we believe a repricing of GO debt is underway within the market. Consistent with this approach, we continued to overweight the higher-yielding health care and transportation sectors, where we remain confident that our deep knowledge and credit research can be applied to find attractive opportunities. We added to the health care sector by purchasing names such as Children’s Healthcare of Atlanta, Inc., and Tarrant County Texas Financing Corp. for Texas Health Resources Systems. In the transportation sector, we purchased Port Authority of New York and New Jersey and San Francisco International Airport. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We also added Puerto Rico-domiciled revenue bonds—particularly bonds issued by COFINA, which are backed by Puerto Rico sales tax revenues—and Puerto Rico Electric Power Authority (PREPA). COFINA bonds emerged from court restructuring early in 2019, and market participants gained comfort that enhanced legal protections and solid cash flow coverage would persist for this issuer into the future. PREPA’s restructuring is ongoing, but we are constructive on the prospects for the resulting bonds, which will likely be backed by a surcharge on the bills of utility customers. We continued to avoid Puerto Rico GO debt and still consider the outlook for this entity speculative due to substantial pension and operational challenges.

The fund’s overweight to longer-term maturities remained in place as we sought the right balance between investing in higher-yielding issues and avoiding interest rate bets. The fund’s weighted average duration—a key measure of interest rate sensitivity—slightly increased over the period from 4.54 years to 4.60 years.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt overall remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. The Tax Cuts and Jobs Act passed in December 2017 has altered not only issuance patterns but also the economics of owning tax-free securities for some buyers. However, fundamentals for the asset class are generally sound.

Given uncertainties about the economic outlook and the increased likelihood of further rate cuts by the Fed, muni and Treasury yields may remain low in the coming months. The same global economic uncertainties, coupled with heightened geopolitical tensions, could spur demand for safe-haven assets such as municipal bonds.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

FUND COMMENTARY

How did the fund perform in the past six months?

The Tax-Free High Yield Fund delivered a solid return of 7.43% for the six-month period ended August 31, 2019, modestly outperforming the Lipper High Yield Municipal Debt Funds Average, which returned 7.24%. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Higher-yielding municipals rebounded sharply during the six-month period, posting strong returns as interest rate expectations shifted dramatically from the fourth quarter of 2018. Volatility and market uncertainty ramped up notably on worries of slowing global growth and heightened tensions in U.S.-China trade policy, which pushed yields lower over the reporting period. Falling interest rates, coupled with a constrained supply backdrop, fueled investor demand in the asset class.

The fund benefited from an overweight allocation to the industrial revenue sector. We maintained significant exposure to corporate-backed industrial development and pollution control revenue bonds and continue to like the diversification provided by medium- and lower-quality corporate borrowers issuing in the tax-exempt market. Bonds issued by large investment banks using a prepaid natural gas structure performed well for the period, with many of these noncallable issues benefiting from falling interest rates. However, our overweight allocation to prerefunded bonds—the highest quality bonds in the municipal market—was a modest detractor for the period as these bonds generally underperformed their higher-yielding counterparts.

After years of avoiding most Puerto Rico-domiciled issuers, we added exposure to three commonwealth credits during the period—COFINA, Puerto Rico Aqueduct and Sewer Authority (PRASA), and Puerto Rico Electric Power Authority (PREPA). Each of these additions contributed to the portfolio’s strong six-month returns. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

COFINA bonds, which are backed by Puerto Rico sales tax revenues, emerged from court restructuring early in 2019, and market participants gained comfort that enhanced legal protections and solid cash flow coverage would persist for this issuer. PRASA bonds rallied as the authority completed a restructuring of a subordinate loan with the federal government while leaving existing senior lien bonds intact. The restructuring of PREPA is ongoing, but we are constructive on the prospects for the resulting bonds, which will likely be backed by a surcharge on the bills of utility customers. However, while benefiting from exposure to these revenue-backed credits, we continued to avoid Puerto Rico GO debt and still consider the outlook for this entity speculative due to substantial pension and operational challenges.

How is the fund positioned?

We maintained significant exposure to health care issuers in the municipal market, both to hospitals and continuing care retirement communities. Strategically, we have favored these segments of the municipal market due to their generally strong balance sheets, solid reimbursement trends, limited competition, and minimal exposure to the pension and OPEB challenges facing more traditional state and local government issuers.

In hospitals, lower-quality bonds led the way for the period, as the market demanded less of a yield cushion for many of these more levered credits. Three of our best performers for the period—Oklahoma University Medical Center, Loma Linda University Hospital (CA), and Beebe Medical Center (DE)—straddled the line between investment-grade and noninvestment-grade (BB) credit quality. Lifecare revenue bonds rebounded nicely during the period, as investors became less concerned with the threat of rising interest rates and their potential impact on home prices (a key demand metric for the sector). Our holdings in Tarrant County, TX (Edgemere), saw sharp improvement on the news that the project would be acquired by a stronger provider organization.

In addition to health care, we continued to like the credit fundamentals in the transportation sector. Long-dated infrastructure bonds, most notably for ports and toll roads, performed well for the period as prospects for these projects and demand for long-duration assets improved. Our holdings for the Port Newark Container Terminal (NJ) project were driven higher amid strong demand for bonds from New Jersey subject to the alternative minimum tax.

Yet again, we found interest rates low and risk premiums slim in the municipal market during the reporting period. While valuations continue to appear stretched from a longer-term perspective, we recognize that these environments can often persist for an extended period. As always, we strive to look through these volatile episodes, relying on our strong research team to uncover solid muni investments over full market cycles.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt overall remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. The Tax Cuts and Jobs Act passed in December 2017 has altered not only issuance patterns but also the economics of owning tax-free securities for some buyers. However, fundamentals for the asset class are generally sound.

Given uncertainties about the economic outlook and the increased likelihood of further rate cuts by the Fed, muni and Treasury yields may remain low in the coming months. The same global economic uncertainties, coupled with heightened geopolitical tensions, could spur demand for safe-haven assets such as municipal bonds.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

INVESTMENT OBJECTIVE

The fund seeks to provide a high level of income exempt from federal income taxes.

FUND COMMENTARY

How did the fund perform in the past six months?

The Intermediate Tax-Free High Yield Fund returned 5.32% for the six-month period ended August 31, 2019, versus 7.24% for the Lipper High Yield Municipal Debt Funds Average. (Results for Advisor and I Class shares varied slightly, reflecting their different fee structures. Past performance cannot guarantee future results.) However, the fund’s return compared favorably versus high yield portfolios with similar maturity and duration constraints.

What factors influenced the fund’s performance?

Higher-yielding municipals rebounded sharply during the six-month period, posting strong returns as interest rate expectations shifted dramatically from the fourth quarter of 2018. Volatility and market uncertainty ramped up notably on worries of slowing global growth and heightened tensions in U.S.-China trade policy, which pushed yields lower over the reporting period. Falling interest rates, coupled with a constrained supply backdrop, fueled investor demand in the asset class.

However, as rates broadly declined, the fund’s modestly shorter duration positioning relative to the benchmark held back performance. The fund benefited from an overweight allocation to the industrial revenue sector. We maintained significant exposure to corporate-backed industrial development and pollution control revenue bonds and continue to like the diversification provided by medium- and lower-quality corporate borrowers issuing in the tax-exempt market. Bonds issued by large investment banks using a prepaid natural gas structure performed well for the period, with many of these noncallable issues benefiting from falling interest rates.

After years of avoiding most Puerto Rico-domiciled issuers, we added exposure to three commonwealth credits during the period—COFINA, Puerto Rico Aqueduct and Sewer Authority (PRASA), and Puerto Rico Electric Power Authority (PREPA). Each of these additions contributed to the portfolio’s strong six-month returns. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

COFINA bonds, which are backed by Puerto Rico sales tax revenues, emerged from court restructuring early in 2019, and market participants gained comfort that enhanced legal protections and solid cash flow coverage would persist for this issuer. PRASA bonds rallied as the authority completed a restructuring of a subordinate loan with the federal government while leaving existing senior lien bonds intact. The restructuring of PREPA is ongoing, but we are constructive on the prospects for the resulting bonds, which will likely be backed by a surcharge on the bills of utility customers. However, while benefiting from exposure to these revenue-backed credits, we continued to avoid Puerto Rico GO debt and still consider the outlook for this entity quite speculative due to substantial pension and operational challenges.

How is the fund positioned?

We maintained significant exposure to health care credits for both not-for-profit hospitals and continuing care retirement communities. Our strategic overweight to these segments of the municipal market are based on strong balance sheets, steady reimbursement trends, limited competition, and minimal exposure to the pension and OPEB challenges facing more traditional state and local government issuers.

Lower-quality hospital debt outperformed higher-rated bonds as strong demand for additional yield drove quality spreads tighter. Our top performers for the period—Oklahoma University Medical Center, Oaklawn Hospital (MI), and Temple University Hospital (PA)—all have a below investment-grade (BB) rating from at least one agency. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Lifecare revenue bonds rebounded nicely during the period as investors became less concerned with the threat of rising interest rates and their potential impact on home prices (a key demand metric for the sector). Holdings such as Admiral on the Lake (IL) and The Lutheran Village at Miller’s Grant (MD) performed well on the back of improved prospects for those projects.

We also continued to like the credit fundamentals in the transportation sector, which generally benefits from strong cash flow for projects with limited competition. Infrastructure bonds, most notably for ports and toll roads, performed well for the period.

Yet again, we found interest rates low and risk premiums slim in the municipal market during the reporting period. While valuations continue to appear stretched from a longer-term perspective, we recognize that these environments can often persist for an extended period. As always, we strive to look through these volatile episodes, relying on our strong research team to uncover solid muni investments over full market cycles.

What is portfolio management’s outlook?

Despite some high-profile credit challenges, we believe that municipal debt overall remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. The Tax Cuts and Jobs Act passed in December 2017 has altered not only issuance patterns, but also the economics of owning tax-free securities for some buyers. However, fundamentals for the asset class are generally sound.

Given uncertainties about the economic outlook and the increased likelihood of further rate cuts by the Fed, muni and Treasury yields may remain low in the coming months. The same global economic uncertainties, coupled with heightened geopolitical tensions, could spur demand for safe-haven assets such as municipal bonds.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN A RETAIL MONEY MARKET FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Investments in high-yield bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Some income may be subject to state and local taxes and the federal alternative minimum tax.

BENCHMARK INFORMATION

Note: Bloomberg Index Services Ltd. Copyright © 2019, Bloomberg Index Services Ltd. Used with permission.

GROWTH OF $10,000

The charts show the value of a hypothetical $10,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The results are compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

The charts show the value of a hypothetical $10,000 investment in the funds over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The results are compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the Intermediate Tax-Free High Yield Fund, Tax-Free High Yield Fund, Tax-Free Income Fund, and Tax-Free Short-Intermediate Fund have three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and the I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. The Tax-Exempt Money Fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

EXPENSE RATIOS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

NON-FINANCIAL COMPANY COMMERCIAL PAPER 36.2%

	Par	$ Value
California Dept. of Water Resources, Series 1, TECP, 1.27%, 9/4/19	2,185	2,185
City of Atlanta, Series J-1, TECP, 1.37%, 9/20/19	5,000	5,000
Curators of the Univ. of Missouri, Series A, TECP, 1.63%, 9/5/19	7,400	7,400
Delaware HFA, Series C, TECP, 1.40%, 9/3/19	4,750	4,750
Garland Texas, Series 2015, TECP, 1.36%, 10/17/19	1,160	1,160
Georgia Private Colleges & Univ. Auth., Series 0123, TECP, 1.55%, 9/5/19	7,500	7,500
Harris County Cultural Ed. Fac., Houston Methodist Health, Series 09C-2, TECP, 1.47%, 12/4/19	4,350	4,350
Harris County Texas, Series A-1, TECP, 1.36%, 9/5/19	2,111	2,111
Harris County Texas, Series B, TECP, 1.36%, 9/5/19	3,689	3,689
Harris County Texas, Series D, TECP, 1.40%, 10/1/19	1,850	1,850
Houston Higher Ed. Fin., Series A, TECP, 1.30%, 10/10/19	2,410	2,410
Houston Higher Ed. Fin., Series A, TECP, 1.42%, 9/4/19	6,000	6,000
Illinois Ed. Fac. Auth., TECP, 1.47%, 9/4/19	4,000	4,000
Indiana Univ., TECP, 1.43%, 9/12/19	3,100	3,100
Indiana Univ., TECP, 1.55%, 9/4/19	4,250	4,250
Jacksonville Health Care Fac., Mayo Clinic, Series 2016, TECP, 1.33%, 11/14/19	2,250	2,250
Maryland HHEFA, Series B, TECP, 1.34%, 9/16/19	3,100	3,100
Montgomery County, Series 10-A, TECP, 1.33%, 10/2/19	6,620	6,620
Nashville Metropolitan Gov't. Water & Sewer Revenue, Series A, TECP, 1.40%, 10/9/19	5,000	5,000
New York State Power Auth., Series 1, TECP, 1.45%, 10/10/19	1,000	1,000
New York State Power Auth., Series 2, TECP, 1.34%, 11/5/19	1,900	1,900
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health, Series B5, TECP, 1.30%, 10/1/19	3,000	3,000
Ohio Higher Ed. Fac. Commission, Cleveland Clinic Health, Series B5, TECP, 1.32%, 10/8/19	1,160	1,160

San Antonio Texas, Series C, TECP, 1.34%, 11/20/19	6,000	6,000
Tennessee, Series 00-A, TECP, 1.30%, 11/13/19	6,000	6,000
Tennessee, Series 00-A, TECP, 1.60%, 10/16/19	2,250	2,250
Texas A&M Univ., Series B, TECP, 1.28%, 12/4/19	3,172	3,172
Texas A&M Univ., Series B, TECP, 1.44%, 10/3/19	1,870	1,870
Texas A&M Univ., Series B, TECP, 1.58%, 11/5/19	2,000	2,000
Texas Public Fin. Auth., Series 2008, TECP, 1.37%, 11/5/19	1,000	1,000
Univ. of California Regents, Series A, TECP, 1.55%, 9/18/19	750	750
Univ. of Colorado, Series A1, TECP, 1.34%, 10/8/19	1,000	1,000
Univ. of Michigan, Series K1, TECP, 1.34%, 10/1/19	4,050	4,050
Univ. of Minnesota, Series G, TECP, 1.34%, 10/4/19	4,304	4,304
Univ. of Texas System, Series A, TECP, 1.30%, 12/3/19	1,500	1,500
Univ. of Texas System, Series A, TECP, 1.40%, 9/6/19	2,250	2,250
Univ. of Texas System, Series A, TECP, 1.73%, 9/3/19	3,750	3,750
Univ. of Virginia, Series 03-A, TECP, 1.32%, 9/4/19	1,700	1,700
Univ. of Virginia, Series 03-A, TECP, 1.33%, 10/2/19	2,380	2,380
Univ. of Virginia, Series 03-A, TECP, 1.35%, 9/5/19	2,300	2,300
Univ. of Washington, Series A, TECP, 1.52%, 9/10/19	3,000	3,000
Total Non-Financial Company Commercial Paper (Cost $133,061)		**133,061**

OTHER MUNICIPAL SECURITY 31.5%

Baltimore City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2016-XM0391, VRTR, 1.39%, 9/9/19 (1)	4,275	4,275
Baltimore County, BAN, GO, 4.00%, 3/19/20	10,000	10,124
Charleston County School Dist., Series A, BAN, GO, 2.50%, 11/15/19	9,000	9,017
Children's Hosp. of Philadelphia, Tender Option Bond Trust Receipts, Series 2016-ZF0366, VRTR, 1.38%, 9/9/19 (1)	2,265	2,265
Clark County, Tender Option Bond Trust Receipts, Series 2017-ZF2486, GO, VRTR, 1.38%, 9/9/19 (1)	3,250	3,250
Cobb County School Dist., GO, 3.00%, 12/18/19	3,000	3,012
Colorado, TRAN, 3.00%, 6/26/20	5,200	5,277

Franklin County, Trinity Health Credit Group, Series REMK, VR, 1.35%, 11/1/19	5,750	5,750
Idaho, GO, TAN, 3.00%, 6/30/20	4,865	4,933
Lexington County School Dist., Series A, BAN, GO, 3.00%, 10/30/19	7,525	7,542
Massachusetts, Tender Option Bond Trust Receipts, Series 2016-ZF0375, GO, VRTR, 1.38%, 9/9/19 (1)	3,750	3,750
Metropolitan Water Reclamation Dist. of Chicago, Tender Option Bond Trust Receipts, Series 2016-XF0336, GO, VRTR, 1.42%, 9/9/19 (1)	790	790
Michigan Fin. Auth., Trinity Health Credit Group, Series MI-1, VR, 1.43%, 12/2/19	3,000	3,000
Minnesota, Tender Option Bond Trust Receipts, Series 2016-XM0425, GO, VRTR, 1.38%, 9/9/19 (1)	1,700	1,700
Minnesota, Tender Option Bond Trust Receipts, Series 2016-XM0426, GO, VRTR, 1.38%, 9/9/19 (1)	1,600	1,600
Montgomery County, Trinity Health Services, VR, 1.43%, 12/2/19	2,910	2,910
New York City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2015-XM0002, VRTR, 1.38%, 9/9/19 (1)	3,000	3,000
New York City Municipal Water Fin. Auth., Tender Option Bond Trust Receipts, Series 2019-XM0729, VRTR, 1.38%, 9/9/19 (1)	1,400	1,400
New York State Dormitory Auth., Tender Option Bond Trust Receipts, Series 2017-ZF0557, VRTR, 1.38%, 9/9/19 (1)	1,000	1,000
New York State Sales Tax, Tender Option Bond Trust Receipts, Series 2015-XM0009, VRTR, 1.38%, 9/9/19 (1)	2,000	2,000
North Carolina, Tender Option Bond Trust Receipts, Series 2015-XF0140, GO, VRTR, 1.38%, 9/9/19 (1)	2,750	2,750
Port Auth. of New York & New Jersey, Tender Option Bond Trust Receipts, Series 2017-XF0565, VRTR, 1.37%, 9/9/19 (1)	3,730	3,730
Port of Seattle, Series B, 5.00%, 3/1/20	750	763
Prince George's County, Univ. of Maryland Capital Region Medical Center, Tender Option Bond Trust Receipts, Series XG0214, COP, VRTR, 1.44%, 9/9/19 (1)	2,000	2,000
Providence St. Joseph Health, Tender Option Bond Trust Receipts, Series 2018-XF2527, VRTR, 1.38%, 9/9/19 (1)	650	650
Richland County, Series A, BAN, GO, 3.00%, 2/27/20	2,250	2,264
Richland County School Dist. No 2, BAN, GO, 3.00%, 10/1/19	3,750	3,754

Salt River Project Agricultural Improvement & Power Dist., Tender Option Bond Trust Receipts, Series 2015-ZM0125, VRTR, 1.38%, 9/9/19 (1)	1,100	1,100
School Board of Miami-Dade County, TAN, 2.00%, 2/27/20	3,120	3,132
School Board of Miami-Dade County, TAN, 3.00%, 2/27/20	1,420	1,432
School Dist. of Broward County, TAN, 3.00%, 6/30/20	5,200	5,278
Seattle Children's Hosp., Tender Option Bond Trust Receipts, Series 2017-XG0116, VRTR, 1.38%, 9/9/19 (1)	1,680	1,680
South Carolina Assoc. of Gov't. Organizations, Series D-COPS, COP, 2.00%, 3/2/20	4,000	4,015
Texas, TRAN, 4.00%, 8/27/20	2,000	2,052
Texas A&M Univ., Series B, 5.00%, 5/15/20	2,000	2,049
Univ. of Chicago, Tender Option Bond Trust Receipts, Series 2017-XM0492, VRTR, 1.38%, 9/9/19 (1)	1,000	1,000
Washington, Tender Option Bond Trust Receipts, Series 2015-XM0127, GO, VRTR, 1.38%, 9/9/19 (1)	1,250	1,250
Total Other Municipal Security (Cost $115,494)		**115,494**

VARIABLE RATE DEMAND NOTES 35.4%

Alaska Int'l. Airports System, Series A, VRDN, 1.38%, 9/9/19	4,205	4,205
Allen County Hosp. Fac., Catholic Health Partners, Series B, VRDN, 1.37%, 9/9/19	3,000	3,000
Brookhaven Dev. Auth., Children's Healthcare of Atlanta, Series D, VRDN, 1.35%, 9/9/19	3,000	3,000
Colorado HFA, Series B, VRDN, 1.43%, 9/9/19	7,900	7,900
Colorado Housing & Fin. Auth., Series A, VRDN, 1.40%, 9/9/19	1,175	1,175
Delaware HFA, Christiana Care Health Services, Series A, VRDN, 1.39%, 9/3/19	1,450	1,450
Delaware HFA, Christiana Care Health Services, Series B, VRDN, 1.37%, 9/9/19	7,375	7,375
District of Columbia Water & Sewer Auth., Series B-2, VRDN, 1.36%, 9/9/19	3,100	3,100
General Auth. of Southcentral Pennsylvania, Series C, VRDN, 1.34%, 9/9/19	5,000	5,000
Harris County Cultural Ed. Fac. Fin., Methodist Hosp. System, Series C-1, VRDN, 1.39%, 9/3/19	6,745	6,745

Harris County Health Fac. Dev., Methodist Hosp. System, Series A-1, VRDN, 1.39%, 9/3/19	925	925
Highlands County HFA, Adventist Health, Series I-4, VRDN, 1.35%, 9/9/19	1,300	1,300
Illinois Fin. Auth., Northwestern Memorial Hospital, VRDN, 1.40%, 9/3/19	3,600	3,600
Illinois Fin. Auth., Carle Foundation, Series B, VRDN, 1.32%, 9/9/19	2,845	2,845
Indiana Fin. Auth., Indiana Univ. Health, Series 2011-C, VRDN, 1.35%, 9/9/19	1,710	1,710
Indiana Fin. Auth., Indiana Univ. Health, Series 2016-C, VRDN, 1.35%, 9/9/19	4,000	4,000
Jackson County PCR, VRDN, 1.35%, 9/3/19	100	100
JEA Electric System Revenue, Series 3-A, VRDN, 1.40%, 9/9/19	5,300	5,300
Louisville & Jefferson County, Metropolitan Gov't., Norton Healthcare, Series B-RE, VRDN, 1.39%, 9/3/19	6,795	6,795
Lynchburg Economic Dev. Auth., Series B, VRDN, 1.41%, 9/3/19	1,200	1,200
Maricopa County Ind. Dev. Auth., Banner Health, Series E, VRDN, 1.36%, 9/9/19	2,300	2,300
Maryland CDA, Multi-Family, Kirkwood Housing, Series G, VRDN, 1.35%, 9/9/19	3,000	3,000
Miami-Dade County Seaport Dept., Series A, VRDN, 1.35%, 9/9/19	7,000	7,000
Minneapolis, Fairview Health, Series C, VRDN, 1.37%, 9/3/19	1,740	1,740
Mississippi Hosp. Equipment Fac. Auth., North Mississippi Health, Series 2, VRDN, 1.32%, 9/9/19	3,850	3,850
Missouri HEFA, Washington Univ., Series C, VRDN, 1.35%, 9/3/19	900	900
Monroe County Dev. Auth., Oglethorpe Power Corp., Series A, VRDN, 1.40%, 9/9/19	6,000	6,000
New York City, Series E-5, GO, VRDN, 1.39%, 9/3/19	900	900
New York City Municipal Water Fin. Auth., Water and Sewer, Series B-1, VRDN, 1.42%, 9/3/19	4,100	4,100
New York City Transitional Fin. Auth., Series A-6, VRDN, 1.42%, 9/3/19	1,375	1,375

New York State Housing Fin. Agency, Series A, VRDN, 1.38%, 9/9/19	1,500	1,500
Ohio, Univ. Hospital Health System, Series A, VRDN, 1.43%, 9/3/19	400	400
Pennsylvania Turnpike Commission, Second Series, VRDN, 1.34%, 9/9/19	1,800	1,800
Philadelphia Auth. for Ind. Dev., Series B-3, VRDN, 1.36%, 9/9/19	3,500	3,500
South Dakota HEFA, Sioux Valley Hosp., Series B, VRDN, 1.34%, 9/9/19	2,785	2,785
Texas, Veterans, GO, VRDN, 1.50%, 9/9/19	1,365	1,365
Washington HFA, Providence Health, Series C, VRDN, 1.37%, 9/9/19	9,840	9,840
Washington Suburban Sanitary Commission, Series B-3, BAN, GO, VRDN, 1.38%, 9/9/19	1,310	1,310
Washington Suburban Sanitary Commission, Series B-4, BAN, GO, VRDN, 1.38%, 9/9/19	3,970	3,970
Wisconsin Housing & Economic Dev. Auth., Series C, VRDN, 1.35%, 9/9/19	1,800	1,800
Total Variable Rate Demand Notes (Cost $130,160)		**130,160**
Total Investments in Securities		
103.1% of Net Assets (Cost $378,715)		**$ 378,715**

‡ Par is denominated in U.S. dollars unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $39,190 and represents 10.7% of net assets.

BAN Bond Anticipation Note
CDA Community Development Administration/Authority
COP Certificate of Participation
GO General Obligation
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HHEFA Health & Higher Educational Facility Authority
PCR Pollution Control Revenue
TAN Tax Anticipation Note
TECP Tax-Exempt Commercial Paper
TRAN Tax Revenue Anticipation Note

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Exempt Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest current income exempt from federal income taxes. The fund intends to operate as a retail money market fund and has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions. The fund has two classes of shares: the Tax-Exempt Money Fund (Investor Class) and the Tax-Exempt Money Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity. Certain prior year amounts in the accompanying financial statements and financial highlights have been restated to conform to current year presentation.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On August 31, 2019, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of February 28, 2019, the fund had $4,000 of available capital loss carryforwards.

At August 31, 2019, the cost of investments for federal income tax purposes was $378,715,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2019, the effective annual group fee rate was 0.29%. Price Associates agreed to reduce the fund’s annual investment management fee to 0.28% through June 30, 2020. This contractual arrangement will renew automatically for one-year terms thereafter and may be terminated only with approval of the fund’s Board. The fund has no obligation to repay fees reduced under this arrangement.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to this agreement, expenses were waived/paid by and/or repaid to Price Associates during the six months ended August 31, 2019 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $248,000 remain subject to repayment by the fund at August 31, 2019. To the extent any expenses are waived or reimbursed in accordance with an expense limitation, the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2019, the fund had no voluntary waivers.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2019, expenses incurred pursuant to these service agreements were $38,000 for Price Associates and $72,000 for T. Rowe Price Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of August 31, 2019, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 250,000 shares of the I Class, representing less than 1% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended August 31, 2019, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 11–12, 2019 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the and 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2018, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation on operating expenses with respect to the I Class). In addition, the fund has a contractual limitation in place whereby the Advisor has agreed to waive a portion of the management fee it is entitled to receive from the fund in order to limit the fund’s overall management fee rate to 0.28% of the fund’s average daily net assets. Any fees waived under this management fee waiver agreement are not subject to reimbursement to the Advisor by the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the fifth quintile (Expense Group), the fund’s actual management fee rate ranked in the fifth quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the fourth and fifth quintiles (Expense Group) and third and fifth quintiles (Expense Universe).

The Board requested additional information from management with respect to the fund’s relative management fees and total expenses ranking in the fourth quintile and fifth quintiles and reviewed and considered the information provided relating to the fund, other funds in the peer groups, and other factors that the Board determined to be relevant.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Exempt Money Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 17, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	October 17, 2019

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	October 17, 2019